UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 14, 2020 (October 8, 2020)

LANDCADIA HOLDINGS III, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39609	85-2096734
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1510 West Loop South

Houston, Texas 77027

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (713) 850-1010

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	LCYAU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	LCY	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	LCYAW	The Nasdaq Stock Market LLC

Item 1.01.	Entry into a Material Definitive Agreement.

On October 14, 2020, Landcadia Holdings III, Inc. (the “Company”) consummated its initial public offering (“IPO”) of 50,000,000 units (the “Units”). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), and one-third of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $500,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-248856) for the IPO, filed with the U.S. Securities and Exchange Commission (the “Commission”) on October 2, 2020 (the “Registration Statement”):

•	An Underwriting Agreement, dated October 8, 2020, by and between the Company and Jefferies LLC, as representative of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

•	A Warrant Agreement, dated October 8, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

•	A Letter Agreement, dated October 8, 2020 (the “Insider Letter”), by and among the Company, its officers, its directors and the Company’s sponsors, TJF, LLC (“TJF”) and Jefferies Financial Group Inc. (“Jefferies” and, together with TJF, the “Sponsors”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

•	An Investment Management Trust Agreement, dated October 8, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

•	A Registration Rights Agreement, dated October 8, 2020, by and among the Company and the Sponsors, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

•	A Private Placement Warrants Purchase Agreement, dated October 8, 2020, by and among the Company and the Sponsors (the “Private Placement Warrants Purchase Agreement”), a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

•	An Administrative Support Agreement, dated October 8, 2020, by and between the Company and Fertitta Entertainment, Inc., a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreement, the Company completed the private sale of an aggregate of 8,000,000 warrants (the “Private Placement Warrants”) to the Sponsors at a purchase price of $1.50 per Private Placement Warrant, generating gross proceeds to the Company of $12,000,000. The Private Placement Warrants are identical to the Warrants sold in the IPO, except that the Private Placement Warrants, so long as they are held by the Sponsors or their permitted transferees, (i) are not redeemable by the Company, (ii) may not (including the Class A Common Stock issuable upon exercise of such Private Placement Warrants), subject to certain limited exceptions, be transferred, assigned or sold by such holders until 30 days after the completion of the Company’s initial business combination, (iii) may be exercised by the holders on a cashless basis, (iv) will be entitled to registration rights and (v) for so long as they are held by Jefferies, will not be exercisable more than five years from the effective date of the Registration Statement in accordance with FINRA Rule 5110(f)(2)(G)(i). No underwriting discounts or commissions were paid with respect to such sales. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 8, 2020, in connection with the IPO, Scott Kelly was appointed to the board of directors of the Company (the “Board”). Mr. Kelly is an independent director. Effective October 8, 2020, (i) Mr. Kelly, Richard Handler and Tilman J. Fertitta were appointed to the Board’s Compensation Committee, with Mr. Kelly serving as chair of the Compensation Committee; and Messrs. Fertitta, Handler and Kelly were appointed to the Board’s Audit Committee, with Mr. Fertitta serving as chair of the Audit Committee.

Following the appointment of Mr. Kelly, the Board is comprised of the following three classes: the term of office of the first class of directors, Class I, consists of Mr. Kelly and will expire at the Company’s first annual meeting of stockholders; the term of office of the second class of directors, Class II, consists of Mr. Handler and will expire at the Company’s second annual meeting of stockholders; and the term of office of the third class of directors, Class III, consists of Mr. Fertitta and will expire at the Company’s third annual meeting of stockholders.

On October 8, 2020, in connection with their appointments to the Board, each director entered into the Insider Letter as well as an indemnity agreement with the Company in the form previously filed as Exhibit 10.8 to the Registration Statement.

The Company will pay Mr. Kelly $100,000 at the closing of the Company’s initial business combination for services rendered as a board member prior to the completion of the initial business combination.

Other than the foregoing, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Insider Letter and the form of indemnity agreement do not purport to be complete and are qualified in their entireties by reference to the Insider Letter and form of indemnity agreement, copies of which are attached as Exhibit 10.1 hereto and Exhibit 10.8 to the Registration Statement, respectively, and are incorporated herein by reference.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On October 8, 2020, in connection with the IPO, the Company adopted its Second Amended and Restated Certificate of Incorporation (the “Amended Charter”), effective the same day. The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01.	Other Events.

A total of $500,000,000, comprised of $490,000,000 of the proceeds from the IPO (which amount includes $17,500,000 of the underwriters’ deferred discount) and $10,000,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its tax obligations (less up to $100,000 of interest to pay dissolution expenses), the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any shares of Class A Common Stock included in the Units sold in the IPO (“public shares”) properly submitted in connection with a stockholder vote to amend the Company’s second amended and restated certificate of incorporation to modify the substance or timing of the Company’s obligation to redeem 100% of the public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or to provide for redemption in connection with an initial business combination and (iii) the redemption of the public shares if the Company is unable to complete an initial business combination within 24 months from the closing of the IPO, subject to applicable law.

On October 8, 2020, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On October 14, 2020, the Company issued a press release announcing the closing of the IPO and the exercise of the underwriters' over-allotment option in full, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated October 8, 2020, by and between the Company and Jefferies LLC, as representative of the several underwriters.
3.1	Second Amended and Restated Certificate of Incorporation.
4.1	Warrant Agreement, dated October 8, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Insider Letter, dated October 8, 2020, by and among the Company, its officers, its directors, TJF, LLC and Jefferies Financial Group Inc.
10.2	Investment Management Trust Agreement, dated October 8, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated October 8, 2020, by and among the Company, TJF, LLC and Jefferies Financial Group Inc.
10.4	Private Placement Warrants Purchase Agreement, dated October 8, 2020, by and among the Company, TJF, LLC and Jefferies Financial Group Inc.
10.5	Administrative Support Agreement, dated October 8, 2020, by and among the Company and Fertitta Entertainment, Inc.
99.1	Press Release, dated October 8, 2020.
99.2	Press Release, dated October 14, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDCADIA HOLDINGS III, INC.

	By:	/s/ Tilman J. Fertitta
Name: Tilman J. Fertitta
Title: Chief Executive Officer

Dated: October 14, 2020